UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 6, 2005

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation)	0-15415 Commission File Number	87-0340206 (I.R.S. Employer Identification Number)

5455 Spine Road, Suite C, Boulder, Colorado   80301
 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 527-2903

______________________________________________________
(Former name or former address, if changed since last report)
ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01	REGULATION FD DISCLOSURES

       On June 6, 2005, Global Casinos, Inc. (OTCBB: GBCS) announced its financial results for the third fiscal quarter ended March 31, 2005. A copy of the press release is attached as an exhibit to this Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibit
Item	Title
99.1	Press Release dated June 6, 2005

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Global Casinos, Inc. (Registrant)
Dated: June 7, 2005	/s/ Frank L. Jennings Frank L. Jennings, Principal Executive and Financial Officer